Note 11- Fair Value Measurement	12 Months Ended
Dec. 31, 2023
Disclosure Text Block [Abstract]
Fair Value Measurement
Note 11: Fair Value Measurement
Fair value adjustments, net is comprised of the following (in thousands):

	Year Ended December 31,
	2023	2022	2021
Gain (loss) on derivative contracts	$3,168	$844	$(32,655)
Unrealized (loss) on investments in equity securities	(243)	(5,632)	(4,295)
Gain on disposition or exchange of investments	—	65	1,158

Total fair value adjustments, net	$2,925	$(4,723)	$(35,792)

Accounting guidance has established a hierarchy for inputs used to measure assets and liabilities at fair value on a recurring basis. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels included in the hierarchy are:
Level 1: quoted prices in active markets for identical assets or liabilities;
Level 2: significant other observable inputs; and
Level 3: significant unobservable inputs.
The table below sets forth our assets and liabilities (in thousands) that were accounted for at fair value on a recurring basis and the fair value calculation input hierarchy level that we have determined applies to each asset and liability category. See
Note 6
for information on the fair values of our defined benefit pension plan assets.

	Balance at December 31, 2023	Balance at December 31, 2022	Input Hierarchy Level
Assets:
Cash and cash equivalents:
Money market funds and other bank deposits	$106,374	$104,743	Level 1
Current and non-current investments:
Equity securities	32,284	24,018	Level 1
Trade accounts receivable:
Receivables from provisional concentrate sales	14,740	45,146	Level 2
Derivative contracts - other current assets and other non-current assets:
Metal forward contracts	4,698	1,309	Level 2
Foreign exchange contracts	4,657	1,518	Level 2
Restricted cash and cash equivalents balances:
Certificates of deposit and other deposits	1,165	1,164	Level 1

Total assets	$163,918	$177,898

Liabilities
Derivative contracts - current and non-current derivative liabilities:
Metal forward contracts	$40	$14,643	Level 2
Foreign exchange contracts	1,508	7,548	Level 2

Total liabilities	$1,548	$22,191

Cash and cash equivalents consist primarily of money market funds and are valued at cost, which approximates fair value.
Current and non-current restricted cash and cash equivalents balances consist primarily of certificates of deposit, U.S. Treasury securities, and other deposits and are valued at cost, which approximates fair value.

Our non-current investments consist of marketable equity securities of companies in the mining industry which are valued using quoted market prices for each security.
Trade accounts receivable include amounts due to us for shipments of concentrates, doré, metals sold from doré, and carbon material sold to customers. Revenues and the corresponding accounts receivable for sales of metals products are recorded when title and risk of loss transfer to the customer (generally at the time of ship loading, or at the time of arrival at the customer for trucked products). Sales of concentrates are recorded using estimated forward prices for the anticipated month of settlement applied to our estimate of payable metal quantities contained in each shipment. Sales are recorded net of estimated treatment and refining charges, which are also impacted by changes in metals prices and quantities of contained metals. We estimate the prices at which sales of our concentrates will be settled due to the time elapsed between shipment and final settlement with the customer. Receivables for previously recorded concentrate sales are adjusted to reflect estimated forward metals prices at the end of each period until final settlement by the customer. We obtain the forward metals prices used each period from a pricing service. Changes in metals prices between shipment and final settlement result in changes to revenues previously recorded upon shipment.
We use financially-settled forward contracts to manage exposure to changes in the exchange rate between the USD and CAD, and the impact on CAD-denominated operating and capital costs incurred at our Casa Berardi unit and Keno Hill development project (see
Note 10
for more information). The contracts related to operating costs qualify for hedge accounting, while the contracts related to capital costs have not been designated as hedges. Unrealized gains and losses related to the effective portion of the contracts designated as hedges are included in accumulated other comprehensive loss, and unrealized gains and losses related to the contracts not designated as hedges and the ineffective portion of the contracts designated as hedges are included in earnings each period. The fair value of each contract represents the present value of the difference between the forward exchange rate for the contract settlement period as of the measurement date and the contract settlement exchange rate.
We use financially-settled forward contracts to manage the exposure to changes in prices of silver, gold, zinc and lead contained in our concentrate shipments that have not reached final settlement. We also use financially-settled forward contracts to manage the exposure to changes in prices of zinc and lead (but not silver and gold) contained in our forecasted future concentrate shipments (see
Note 10
for more information). Effective November 1, 2021, we designated the contracts for lead and zinc as hedges for accounting purposes, with gains and losses deferred to accumulated other comprehensive income until the hedged product ships. The forward contracts for silver and gold contained in our concentrate shipments have not been designated as hedges and are marked-to-market through earnings each period. The fair value of each forward contract represents the present value of the difference between the forward metal price for the contract settlement period as of the measurement date and the contract settlement metal price.
At December 31, 2023, our Senior Notes and IQ Notes were recorded at their carrying values of $478.7 million and $36.6 million, respectively, net of unamortized initial purchaser discount/premium and issuance costs. The estimated fair values of our Senior Notes and IQ Notes were $481.6 million and $37.2 million, respectively, at December 31, 2023. Quoted prices, which we consider to be Level 1 inputs, are utilized to estimate the fair value of the Senior Notes. Unobservable inputs which we consider to be Level 3, including an assumed current annual yield of 6.63%, are utilized to estimate the fair value of the IQ Notes. The credit agreement, which we consider to be Level 1 in the fair value hierarchy, has a carrying and fair value of $128 million. See
Note 11
for more information.